U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 29, 2001

SAN HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

                                                         Colorado                                                          0-16423                                                                                 84-0907969
                                      (State or Other Jurisdiction                               (Commission File Number)                                                  (IRS Employer Identification Number)
                                       of Incorporation)

900 West Castleton Road, Suite 100, Castle Rock, Colorado 80104
(Address of Principal Executive Offices, Including Zip Code)

(303) 660-3933
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

At the Company’s Annual Meeting of Shareholders, held on October 29, 2001, all of the proposals submitted by the Board of Directors were approved. An aggregate of 15,580,161 shares of Common Stock were represented in person and by proxy at this meeting, comprising approximately 86% of the shares entitled to vote at this meeting.

Proposals One and Five required the approval of a majority of the votes cast. Proposals Two, Three, and Four required the approval of two-thirds of the Company’s outstanding shares. Voting results on each matter are set forth below.

PROPOSAL ONE - Election of Directors

                                  Percentage     Withhold     Percentage
Nominee               For       of Votes Cast   Authority   of Votes Cast
-------               ---       -------------   ---------   -------------

Robert K. Brooks   15,564,667       99.9%         15,494         0.1%
William R. Hipp    15,564,667       99.9%         15,494         0.1%
John Jenkins       15,556,667       99.8%         23,494         0.2%

PROPOSAL TWO - Amend the Articles of Incorporation to reduce the vote necessary for shareholder approval of certain transactions and of future Amendments to the Articles of Incorporation from two-thirds to a majority of outstanding shares

            Percentage              Percentage                          Percentage
             of Shares               of Shares               Broker      of Shares
For         Outstanding   Against   Outstanding    Abstain  Non-Votes   Outstanding
---         -----------   -------   -----------    -------  ---------   -----------

12,910,882     71.2%      1,938,654    10.7%         -0-    1,209,876       6.7%

PROPOSAL THREE - Increase authorized Common Stock from 25,000,000 Shares to 75,000,000 Shares:

            Percentage              Percentage                Percentage
             of Shares               of Shares                 of Shares
For         Outstanding   Against   Outstanding    Abstain    Outstanding
---         -----------   -------   -----------    -------    -----------
15,221,580     83.9%      342,581       1.9%        16,000        --

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PROPOSAL FOUR - Amend the Articles of Incorporation to limit the monetary liability of directors in certain circumstances and to require the company to indemnify its directors, officers, employees and agents to the fullest extent permitted by law.

            Percentage              Percentage                Percentage
             of Shares               of Shares                 of Shares
For         Outstanding   Against   Outstanding    Abstain    Outstanding
---         -----------   -------   -----------    -------    -----------
15,298,511     84.37%     172,650       0.9%       109,000        0.6%

PROPOSAL FIVE - Ratification of Appointment of Grant Thornton LLP

            Percentage              Percentage                Percentage
             of Shares               of Shares                 of Shares
For            Voted      Against      Voted       Abstain       Voted
---         -----------   -------   -----------    -------    -----------

15,549,817      99.8%      15,244       --          15,100        --

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                 SAN HOLDINGS, INC.

Dated:      October 30, 2001                                                                  By: /s/ John Jenkins
                                                                                                                       John Jenkins, CEO and President

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